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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 23, 2007

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                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            000-22839                                11-3225567
    (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 45 Oser Avenue
                            Hauppauge, New York 11788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On April 23, 2007, we entered into an Asset Purchase Agreement (the
"Purchase Agreement") with Lyman Bros., Inc., a Utah corporation ("Lyman
Bros."), GlobalSat, LLC, a Maryland limited liability company and a wholly-owned subsidiary of Lyman Bros. ("GlobalSat"), and Snowbird Acquisition Corp., a
wholly-owned subsidiary of ours (the "Acquisition Subsidiary"). The Purchase
Agreement provides for the acquisition of substantially all of the assets and the assumption of certain liabilities of GlobalSat (the "Assets") as well as the acquisition of 100% of the equity interests of Lyman Maryland Properties, LLC and Turbo Logic Associates, LLC, both Delaware limited liability companies and wholly-owned subsidiaries of Lyman Bros. (the "Companies"). Together, the Assets
and the Companies comprise the GlobalSat Division of Lyman Bros.

          Pursuant to the terms of the Purchase Agreement, we will acquire the
GlobalSat Division from Lyman Bros. for a purchase price of $18.4 million in cash, subject to certain working capital adjustments. The purchase price is anticipated to be partially funded through a $16 million acquisition term loan to be provided by Citibank, N.A. The all cash transaction is subject to the satisfaction of standard closing conditions to provide the financing described above, and is expected to close in our fiscal fourth quarter ending on June
30, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

Exhibit Number   Description
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99.1             Press Release, dated April 23, 2007, entitled
                 "Globecomm Systems to Acquire GlobalSat Division of
                 Lyman Bros., Inc."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBECOMM SYSTEMS INC.
                                    (Registrant)

                                    By: /s/ Andrew C. Melfi
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                                        Name:  Andrew C. Melfi
                                        Title: Vice President, Chief
                                               Financial Officer and
                                               Treasurer (Principal
                                               Financial and Accounting Officer)

Dated: April 23, 2007